Exhibit 10.1
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                   AGREEMENT FOR THE PURCHASE OF COMMON STOCK
                   ------------------------------------------


     AGREEMENT, made as of this 1th day of November 2004, by and between
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Shareholders of Supcor, Inc. as listed on Schedule A annexed hereto, with offices in care of John R. Rice III at 515 Madison Avenue - Floor 21, New York, New York 10022 (hereafter collectively the "Sellers"); Supcor, Inc. a Delaware Corporation with offices at 515 Madison Avenue, 21st floor, New York, New York 10022 ("Supcor"), and the persons listed in Schedule B annexed hereto


     WHEREAS Sellers own in the aggregate 4,500,988 restricted shares of common
     -------
stock of Supcor, (the "Shares") (constituting 90 percent) out of a total of 4,997,640 shares issued and outstanding.


     WHEREAS Sellers wish to sell to Buyers and Buyers wish to purchase from
     -------
Sellers the Shares as set forth in Schedule A.


     NOW THEREFORE, In consideration of the mutual promises covenants and
     -------------
representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:


                                    ARTICLE I
                                    ---------

                               SALE OF SECURITIES
                               ------------------

1.01   Sale of Shares.   Subject to the terms and conditions of this Agreement,
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the Sellers agree to sell and Buyers agree to purchase, the shares from Sellers for a total Purchase Price of $110,000.00(the "Purchase Price").

1.02   Payment.   Sellers acknowledge payment of an initial deposit of
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US$20,000.00 towards the Purchase Price. The remaining balance of the Purchase
Price of US$90,000.00 will be paid to the Sellers at closing.

1.03 Sellers shall deliver their Supcor Shares to Steven L. Siskind attorney as Escrow Agent which shares shall be duly endorsed for transfer with signature medallion guaranteed. Escrow Agent shall hold the Shares pending confirmation of payment of the balance of the Purchase Price and upon confirmation thereof shall cause the Shares to be delivered to transfer agent for distribution among the various Buyers as provided in Schedule B hereto.

1.04 Buyers acknowledge and agree that the US$20,000.00 deposit heretofore made is non-refundable.

1.05 Supcor's Shares are being sold to Buyers in reliance upon Buyers representations that upon Buyers' assuming control of Supcor by virtue of the



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purchase of the Shares pursuant to this Agreement, Buyers will cause the sale of not less than 100% of the stock of Tenet, to Supcor in transaction pursuant to which Tenet will become a wholly owned subsidiary of Supcor.

1.06 As promptly as possible following the closing of the purchase of the Shares hereunder, Supcor's new management will execute a stock purchase agreement between Supcor and the controlling shareholders of Tenet pursuant to which Tenet will become a wholly owned subsidiary of Supcor.


                                   ARTICLE II
                                   ----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                              Of Sellers and Supcor
                              ---------------------

The Sellers and Supcor, individually, jointly and severally, represent and warrant to Buyers as following:

2.01   Organization and Standing.   Supcor is a corporation duly organized,
---------------------------------
validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in every jurisdiction in which such qualification is required, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

2.02   Capitalization.   As of the date hereof, and as of the Closing Date, the
----------------------
entire authorized capital stock of Supcor consists of 25,000,000 shares of common stock, par value US$.001 per share, of which 4,997,640 shares are issued and outstanding and 5,000,000 shares of Preferred Stock par value US$.001 of which no shares are issued and outstanding. All of the issued and outstanding shares of Supcor common stock have been duly authorized and are validly issued, fully paid, and non-assessable and have been issued free of preemptive rights of any security holder. Except as provided by this Agreement, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Supcor to issue, sell, or otherwise cause to become outstanding any of its capital stock. There is no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Supcor.

2.03   Authorization of Transaction.   The Shareholders and Supcor have full
------------------------------------
power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Supcor, enforceable in accordance with its terms and conditions. Supcor need not give any notice to, make any filings with, or obtain any authorization, consent, or approval of any government or governmental agency, in order to consummate the transactions contemplated by this Agreement, other than filings that may be required or permitted under states securities law, the Act and/or the Exchange Act resulting from the issuance of the Supcor Shares.

2.04   Non-contravention.   Neither the execution and the delivery of this
-------------------------
Agreement nor the consummation of the transactions contemplated hereby, will (A)



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violate any constitution, statute, regulation, rule, injunction, judgment, order decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Supcor is subject or any provision of its charter or bylaws, or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Supcor is a party or by which it is bound or to which any of its assets is subject.

2.05   Material Agreements.   Supcor is not a party to or bound by any:
---------------------------

     (i)   Employment, advisory or consulting contract;
     (ii)  Plan providing for employee benefits of any nature;
     (iii) Lease with respect to any property or equipment;
     (iv) Contract, agreement, understanding or commitment for any future expenditure in excess of US$1,000 in the aggregate;
     (v) Contract or commitment pursuant to which it has assumed, guaranteed, endorsed, or otherwise become liable for any obligation of any other person, firm or organization; or
     (vi) Agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery or payment of securities when due, and which remains unsettled upon the date of the Agreement.

2.06   Taxes.   Supcor has filed all federal, state and local income or other
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tax returns and reports that it is required to file with all governmental agencies, wherever situated, and has paid all taxes as shown on such returns. All of such returns are true and complete.

2.07   Absence of Liabilities.   As of the Closing date, Supcor will have no
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liabilities (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or un-accrued, whether liquidated or un-liquidated and whether due or to become due, including any liability for taxes, except for the costs, including legal and accounting fees and other expenses, in connection with this transaction for which Supcor agrees to be responsible, and to pay in full at or prior to the Closing.

2.08   No Pending Actions.   There are no legal actions, lawsuits, proceedings
--------------------------
or investigations, administrative or judicial, pending or threatened, against or affecting Supcor, or against any of Supcor's officers or directors and arising out of their operation of Supcor. Supcor has been in compliance with, and has not received notice of violation of any law, ordinance or regulation of any kind whatever, including, but not limited to, the Act, the Securities Exchange Act of 1934, as amended, (the "Exchange Act") the rules and regulations of the SEC, or the securities laws and regulations of any state. Supcor is not an "investment company" as such term is defined by the Investment Company Act of 1940, as amended.

2.09   Corporate Records.   All of Supcor's books and records, including,
-------------------------
without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation.




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2.10   Filings with the SEC; Financial Statements.   Supcor has made all filings
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with the SEC that it has been required to make under the Act and the Exchange
Act (such reports, together with Supcor's Registration Statement on Form 10-SB, as amended from time to time, are hereinafter collectively referred to as the "Public Reports"). Each of the Public Reports has complied with the Act and the Exchange Act, as the case may be, in all material respects. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Supcor's Form 10-SB, at the time it became effective under the Exchange Act, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements (including the notes thereto) included in the Public Reports have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of Supcor as of such dates and the results of operations of Supcor for such periods; provided, however, that the financial statements for all interim periods are subject to normal year-end adjustments and lack footnotes and other presentation items.

2.11 Sellers' representatives John R. Rice and Joseph Ingrassia ("Sellers' Representatives") herein agree to assist the Buyers with all required filings with the State of Delaware, the SEC, and the NASD necessary to complete the sale of Supcor to the Buyers, the purchase of Tenet by Supcor, the change of the name of Supcor to whatever name is chosen by the Buyers. Sellers' Representatives will direct their attorney to execute and file the shareholder notification of change of control, directors, officers, change of the company name as required by the State of Delaware. The Sellers' Representatives will direct their attorney to file such notices and documents as are required by the SEC evidencing a change of control and business plan of operation including a form 8K filing. The Sellers' Representatives agree to assist Tenet and to act as a consultant to the company in the formation of the capital stock structure of the public company so as to best achieve the objectives and goals of Tenet in the U.S. capital markets. The Sellers' Representatives will introduce a Broker Dealer to the merged Supcor/Tenet public company who will file a 15c211 listing application with the NASD on behalf of the company, and assist in the formation and creation of a Private Placement Memorandum (PPM), an SB2 stock registration filing with the SEC. Sellers' Representatives will assist the company to negotiate terms and conditions of the agreements with legal, accounting and securities firms to insure they meet industry standards and conditions.

















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                                   ARTICLE III
                                   -----------

                                SELLERS' WARRANTS
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3.01   Simultaneously with closing Buyer shall cause Supcor to issue and deliver to Sellers' Representatives Warrants to purchase at par value per share such sufficient number of shares of Supcor common stock so that if fully exercised by Sellers' Representatives, they will own in the aggregate 5% of the issued and outstanding share of Supcor. The Warrants shall expire one (1) year after closing and shall contain anti-dilution provisions for such period.

3.02 The provisions of this Article shall survive Closing and shall be binding upon and inure to the benefit of Buyers and Sellers and their respective successors and assigns.


                                   ARTICLE IV
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                                     Notices
                                     -------

4.01 All notices and other communications given or made pursuant hereto shall be sent by personal delivery, certified mail, return-receipt requested or by reputable overnight courier next day delivery, and shall be deemed to have been duly given or made as of the date delivered, if delivered personally, or upon receipt if delivered by certified mail or overnight courier to the parties at the addresses set forth in the preamble to this Agreement (or at such other address for a party as shall be specified by like changes of address)


                                    ARTICLE V
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                            Miscellaneous Provisions
                            ------------------------

5.01 This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may this Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.


                                   ARTICLE VI
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                                     Closing
                                     -------

6.01 The Closing of this contract and the Payment contemplated by this Agreement ("Closing") shall take place at, on or before November 30, 2004, or such other date as the parties hereto shall agree upon.





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6.02   By November 30, 2004, all of the documents and items referred to herein shall be exchanged between the Sellers and the Buyers to evidence the Buyers' rights and Shareholders of Supcor including, but not limited to Stock Certificates, Board Resolutions and all legal and required corporate records.


                                   ARTICLE VII
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                         Governing Law and Jurisdiction
                         ------------------------------

7.01 This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. The parties herein consent to jurisdiction in the appropriate State or Federal Court in New York City in the State of New York, U.S.A.


                                  ARTICLE VIII
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                                  Counterparts
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8.01   This Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.


     IN WITNESS WHEREOF, the parties hereto have executed this agreement as of
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the date and year above first written.

Respective Signature Pages of Sellers and Buyers follow as Schedules A and B respectively.




























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                                   SCHEDULE A
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                                     Sellers
                                     -------

                                                    NO. OF SUPCOR SHARES
NAME                                                     BEING SOLD
----                                                     ----------

Mid-Continental Securities Corp
By /s/ Mark Anthony, President                        978,090
---------------------------------                   --------------------

Ambassador Capital Group
By /s/ Mark Anthony, President                        104,800
---------------------------------                   --------------------

Stern Capital Group
By /s/ Munish Rametra, President                        5,000
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/s/ Munish Rametra                                     25,000
---------------------------------                   --------------------

/s/ Rochelle Barstow                                   15,000
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s/ Glenn Little                                       950,000
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s/ Glenn Little c/f Sarah Little                       80,000
---------------------------------                   --------------------

s/ Glenn Little c/f Eve M. Little                      80,000
--------------------------------                    --------------------

s/ Glenn Little c/f David Little                       80,000
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s/ John R. Rice                                     1,086,549
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s/ Joseph F. Ingrassia                              1,086,559
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                                   SCHEDULE B
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                                     Buyers
                                     ------

                                                    NO. OF SUPCOR SHARES
NAME                                                  BEING PURCHASED
----                                                  ---------------

s/ Yuying Zhang                                     1,350,296
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s/ Min Zhao                                           900,198
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s/ Shuang peng Tian                                   585,128
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s/ Guocong Zhou                                       585,128
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s/ Weixing Yin                                        405,089
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s/ Li Shi                                             405,089
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s/ Quiqing Liu                                        270,060
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